Exhibit 99.1

Inotek Pharmaceuticals Announces Merger Agreement with Rocket Pharmaceuticals to

Advance Pipeline of First-in-Class Gene Therapies for Rare Diseases

- Company to Leverage Lentiviral and AAV Gene Therapy Platforms to Target Rare Genetic Diseases -

- Transaction to Advance Rocket’s Growing Pipeline; Up to Four Clinical Trials to Begin in 2018 -

- Proof of Concept Data Expected in 2018 for One or More Clinical Programs Focused on Rare Blood

Disorders: Fanconi Anemia, Pyruvate Kinase Deficiency, and Leukocyte Adhesion Deficiency-1-

LEXINGTON, Mass and NEW YORK, NY – September 12, 2017 – Inotek Pharmaceuticals Corporation (NASDAQ: ITEK) today announced that they have entered into a definitive merger agreement with Rocket Pharmaceuticals Ltd., a leading US-based gene therapy company. Subject to shareholder approval, the combined company will retain the name Rocket Pharmaceuticals and will be headquartered in New York City. The combined company will focus on developing and advancing its pipeline of gene therapies based on lentiviral virus (LVV) and adeno-associated virus (AAV) gene therapy platforms, with a focus on treating devastating rare diseases.

“We have conducted an exhaustive strategic process focused on proactively identifying assets that have clear biological plausibility and a high unmet need. As a result of this process, I’m delighted to announce a merger with Rocket as the best scenario for value creation for our stockholders,” said David P. Southwell, President and Chief Executive Officer of Inotek.

“Rocket is a leader in developing first-in-class gene therapies for patients with rare genetic diseases with complex and challenging treatment options, such as bone marrow and organ transplants. We believe the combined company will be well-funded, and it will be led by Gaurav Shah, MD, who was formerly a CART-19 Global Program Head in the Cell and Gene Therapies Unit at Novartis. In addition to Gaurav, Rocket has a seasoned team of gene therapy and rare disease drug development experts,” said Southwell. “The proposed transaction will provide significant and immediate value to accelerate the development of Rocket’s five distinct programs.”

Rocket’s focus for its lentiviral gene therapies is bone marrow disorders caused by gene mutations. Lead programs include Fanconi Anemia (FA), Leukocyte Adhesion Deficiency-1 (LAD-1) and Pyruvate Kinase Deficiency (PKD). Current treatment options available for patients with these diseases are limited and include allogeneic bone marrow transplant procedures, which are often complicated by graft versus host disease and a lack of available donors. Rocket’s gene therapy approach could be potentially curative and replace or pre-empt the need for transplant. Longer term, Rocket is also developing a lentiviral-based gene therapy for infantile malignant osteopetrosis, an inherited bone disorder.

In addition, Rocket is advancing an AAV-based program for an undisclosed rare pediatric disease with a significant estimated patient population size (15,000+ prevalence in the US/EU).

“Our vision is to create a fully-integrated platform gene therapy company with a portfolio of distinct treatments for devastating genetic diseases,” said Gaurav Shah, MD, Chief Executive Officer of Rocket. “FA, LAD-1 and PKD are near term opportunities in rare bone marrow-derived disorders. The AAV-based approach, while earlier, will target treatment of a broader range of challenging diseases.”

Shah continued, “We are inspired by the passion for science and dedication to patients which David and his team have exemplified, and honored to be on this journey together. With this transaction, Rocket’s rich pipeline will progress even more rapidly into what we already see as a transformational year for the company. We expect to enter the clinic in 2018, with clinical proof of concept data from one or more of the lentiviral programs in 2018.”

Proposed Transaction Detail

Under the terms of the merger agreement, shareholders of Rocket will receive shares of newly issued Inotek common shares in a private placement. Rocket shareholders are expected to own approximately 81% of the combined Company and current Inotek shareholders will own approximately 19% of the combined Company. The percentage of the combined Company that Rocket’s shareholders will own as of the close of the transaction is subject to adjustment based on the amount of Inotek’s net cash at the closing date. The merger agreement contains further details with respect to this adjustment and the transaction. The transaction has been unanimously approved by the Board of Directors of both companies. The merger is expected to close in the first quarter of 2018, subject to customary closing conditions, including the approval by stockholders of Inotek.

Perella Weinberg Partners LP is acting as financial advisor to Inotek and Goodwin Procter, LLP is serving as legal counsel to Inotek and Gibson, Dunn & Crutcher LLP is serving as legal counsel to Rocket.

Board of Directors

Gaurav Shah, MD, will serve as Chief Executive Officer of the combined Company. The combined Company Board of Directors will be chaired by Roderick Wong, MD, Managing Partner of RTW Investments, and will include David Southwell, President and Chief Executive Officer of Inotek, Gaurav Shah, MD, Chief Executive Officer of Rocket, as well as four additional members.

Inotek Operational Update

Inotek also announced today that it is reducing its workforce by approximately 60% to a total of 7 full-time employees, which is expected to be completed in the third quarter. All affected employees are being offered severance and transition benefits.

Conference Call Information

Inotek and Rocket will host a conference call and webcast tomorrow, September 13, 2017, at 8:30 am ET. To participate in the conference call, please dial (844) 358-9183 in the U.S. or (478) 219-0400 outside of the U.S. five minutes prior to the start of the call and provide the Conference ID: 85020110 or access the listen-only webcast by visiting the Company’s website www.inotekpharma.com.

An archive of tomorrow’s conference call will be available shortly after the conclusion of the call and accessed by dialing (855) 859-2056 in the U.S. or (404) 537-3406 outside of the U.S. and referencing the Conference ID: 85020110, or by visiting Inotek’s website. The audio replay will be available for two weeks following the call and the webcast for thirty days.

About Inotek Pharmaceuticals Corporation

Inotek Pharmaceuticals is a clinical-stage biopharmaceutical company focused on the discovery, development and commercialization of therapies for ocular diseases, including glaucoma. In July 2017, the Company announced top-line results of its Phase 2 fixed-dose combination trial of trabodenoson and latanoprost for the treatment of glaucoma. The trial did not meet its primary efficacy endpoint and the Company has since discontinued development of trabodenoson in order to focus on evaluating strategic alternatives. For more information, please visit www.inotekpharma.com. The inclusion of our website address here and elsewhere in this press release does not include or incorporate by reference the information on our website into this press release.

About Rocket Pharmaceuticals, Ltd.

Rocket Pharmaceuticals, Ltd. is an emerging biotechnology company focused on developing first-in-class gene therapy treatment options for rare, undertreated diseases. The Company’s lead program is a lentiviral-based gene therapy for the treatment of Fanconi Anemia (FA), a difficult to treat genetic disease that leads to bone marrow failure and potentially cancer. Preclinical studies of additional bone marrow-derived disorders are ongoing and target Pyruvate Kinase Deficiency (PKD), Leukocyte Adhesion Deficiency-1 (LAD-1) and Infantile Malignant Osteopetrosis. The Company is also developing an AAV-based gene therapy program for an undisclosed rare pediatric disease. The Company is backed by leading institutional investors, including RTW Investments, Cormorant Asset Management and Tavistock Group. For more information about Rocket Pharmaceuticals Ltd., please visit www.rocketpharma.com.

Additional Information for Inotek Common Stockholders

In connection with the proposed transaction, Inotek plans to file with the Securities and Exchange Commission (SEC) a proxy statement relating to the approval of the merger agreement. The information in the preliminary proxy statement is not complete and may be changed. The proxy statement and this press release are not offers to sell Inotek securities and are not soliciting an offer to buy Inotek securities in any state where the offer and sale is not permitted.

The definitive proxy statement will be mailed to stockholders of Inotek. INOTEK URGES INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (when available) and other documents filed with the SEC by Inotek through the web site maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement (when available) and other documents filed with the SEC can also be obtained on Inotek’s website at http://ir.inotekpharma.com/phoenix.zhtml?c=254118&p=irol-sec.

Participants in Solicitation

Inotek, Rocket and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Inotek in connection with the merger. Information about the directors and executive officers of Inotek is set forth in Inotek’s Form 10-K for the fiscal year ended December 31, 2016 and filed with the SEC on March 16, 2017 and the proxy statement filed with the SEC on April 26, 2017. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available.

This document will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995,

known as the PSLRA. These statements, as they relate to Inotek or Rocket, the management of either such company or the proposed transaction between Inotek and Rocket, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Inotek and Rocket undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmaceutical industry, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents Inotek has filed with the SEC as well as the possibility that (1) the parties may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) the parties may not be able to satisfy the conditions precedent to consummate the proposed transaction; (4) the proposed transaction may divert management’s attention from Inotek’s ongoing business operations; (5) the anticipated benefits of the proposed transaction might not be achieved; (6) Rocket’s clinical programs and pre-clinical studies may not be successful or completed on time; (7) Rocket may not be able to successfully demonstrate safety and efficacy of its clinical programs or pre-clinical studies; (8) Rocket’s expectations regarding the future development of its clinical programs and pre-clinical studies may not materialize; (9) Rocket’s clinical programs may not obtain necessary regulatory or other approvals; (10) Rocket’s clinical programs may not meet proof of concept; (11) Rocket may not be able to raise the necessary capital to conduct Rocket’s clinical programs and pre-clinical studies or such capital may not be available; (12) the prospective market size of Rocket’s drug candidates may be different than currently anticipated; (13) the proposed transaction may involve unexpected costs; (14) the business may suffer as a result of uncertainty surrounding the proposed transaction, including difficulties in maintaining relationships with third parties or retaining key employees; (15) the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; (16) the parties may be subject to risks related to the proposed transaction, including any legal proceedings related to the proposed transaction and the general risks associated with the respective businesses of Inotek and Rocket, including the general volatility of the capital markets, terms and deployment of capital, volatility of Inotek share prices, changes in the biotechnology industry, interest rates or the general economy, underperformance of Inotek’s or Rocket’s assets and investments, decreased ability to raise funds and the degree and nature of Inotek’s and Rocket’s competition, as well as the risk that unexpected reductions in Inotek’s cash balance could adversely affect the portion of the combined company that the Inotek stockholders retain; (17) activist investors might not approve of the proposed transaction; or (18) the risks that are more fully described in the section titled “Risk Factors” in Inotek’s most recent Quarterly Report on Form 10-Q filed with the SEC, as well as subsequent and other documents filed from time to time with the SEC by Inotek could materialize. Additionally, forward-looking statements related to Rocket’s future expectations are subject to numerous risks and uncertainties, including risks that planned development milestones and timelines will not be met. Additional risks relating to Rocket’s business and operations will be set forth in the proxy statement that Inotek will file to seek stockholder approval of the merger. Neither Inotek nor Rocket gives any assurance that either Inotek or Rocket will achieve its expectations.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Inotek described in the “Risk Factors” section of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Inotek from time to time with the SEC, as well as Risk Factors relating to Rocket that will be contained in definitive proxy statement for the proposed merger between Inotek and Rocket. All forward-looking statements included in this document are based upon information available to Inotek and Rocket the date hereof, and neither Inotek nor Rocket assumes any obligation to update or revise any such forward-looking statements.

Inotek Contact:

Claudine Prowse, PhD, 781-552-4305

Vice President, Corporate Development and IRO

cprowse@inotekpharma.com

Inotek Media & Investor Contact:

Joe Rayne, 781-327-5610

jrayne@inotekpharma.com

Rocket Contact:

investors@rocketpharma.com